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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    July 14, 2003
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                         American Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)



Nevada                                 1-15663                        75-2847135
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(State or other jurisdiction         (Commission                   (IRS Employer
of Incorporation)                    File Number)            Identification No.)




              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code        469-522-4200
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 14, 2003, Joseph Mizrachi delivered to the Secretary of American Realty Investors, Inc. ("ARI") Mr. Mizrachi's written resignation from the Board of Directors of ARI, its Audit Committee and its Compensation Committee effective July 1, 2003. Mr. Mizrachi did not resign because of any disagreement with the Registrant on any matter relating to Registrant's operations, policies or practices, and Mr. Mizrachi did not furnish the Registrant with a letter describing any disagreement or request that any matter be disclosed. After giving effect to the resignation of Mr. Mizrachi, the number of members of the Board of Directors of ARI is four, consisting of Earl D. Cecil, Ted P. Stokley, Henry A. Butler and Martin L. White.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: July 17, 2003.                  AMERICAN REALTY INVESTORS, INC.


                                      By: /s/ Robert A. Waldman
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                                          Robert A. Waldman, Senior Vice
                                          President, General Counsel and
                                          Secretary





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